Exhibit 99.1

CANADA	SUPERIOR COURT

PROVINCE OF QUÉBEC DISTRICT OF MONTRÉAL No.: 500-11-036133-094	Commercial Division Sitting as a court designated pursuant to the Companies’ Creditors Arrangement Act, R.S.C., c. C-36, as amended

IN THE MATTER OF THE PLAN OF COMPROMISE OR ARRANGEMENT OF:

ABITIBIBOWATER INC., a legal person incorporated under the laws of the State of Delaware, having its principal executive offices at 1155 Metcalfe Street, in the City and District of Montréal, Province of Quebec, H3B 5H2;

And
ABITIBI-CONSOLIDATED INC., a legal person incorporated under the laws of Canada, having its principal executive offices at 1155 Metcalfe Street, in the City and District of Montréal, Province of Quebec, H3B 5H2;

And
BOWATER CANADIAN HOLDINGS INC., a legal person incorporated under the laws of the Province of Nova Scotia, having its principal executive offices at 1155 Metcalfe Street, in the City and District of Montréal, Province of Quebec, H3B 5H2;

And
the other Petitioners listed on Appendices “A”, “B” and “C”;

Petitioners

And
ERNST & YOUNG INC., a legal person under the laws of Canada, having a place of business at 800 René-Lévesque Blvd. West, Suite 1900, in the City and District of Montréal, Province of Quebec, H3B 1X9;

Monitor

SIXTY-SIXTH REPORT OF THE MONITOR

NOVEMBER 5, 2010

INTRODUCTION

1.	On April 17, 2009, Abitibi-Consolidated Inc. (“ACI”) and its subsidiaries listed in Appendix “A” hereto (collectively with ACI, the “ACI Petitioners”) and Bowater Canadian Holdings Incorporated (“BCHI”), its subsidiaries and affiliates listed in Appendix “B” hereto (collectively with BCHI, the “Bowater Petitioners”) (the ACI Petitioners and the Bowater Petitioners are collectively referred to herein as the “Petitioners”) filed for and obtained protection from their creditors under the Companies’ Creditors Arrangement Act (the “CCAA” and the “CCAA Proceedings”) pursuant to an Order of this Honourable Court, as amended on May 6, 2009 (the “Initial Order”). Pursuant to an Order of this Honourable Court dated November 10, 2009, Abitibi-Consolidated (U.K.) Inc., a subsidiary of ACI, was added to the list of the ACI Petitioners.

2.	Pursuant to the Initial Order, Ernst & Young Inc. (“EYI”) was appointed as monitor of the Petitioners (the “Monitor”) under the CCAA and a stay of proceedings in favour of the Petitioners was granted until May 14, 2009 (the “Stay Period”). The Stay Period has been subsequently extended to the date of implementation of the plan of reorganization and compromise (the “Plan”) filed by the Petitioners pursuant to further Orders of this Honourable Court.

3.	On April 16, 2009, AbitibiBowater Inc. (“ABH”), Bowater Inc. (“BI”), and certain of their direct and indirect U.S. and Canadian subsidiaries, including BCHI and Bowater Canadian Forest Products Inc. (“BCFPI”) (collectively referred to herein as “U.S. Debtors”), filed voluntary petitions (collectively, the “Chapter 11 Proceedings”) for relief under Chapter 11 of the U.S. Bankruptcy Code, 11 U.S.C. §§ 101 et seq. (the “U.S. Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “U.S. Bankruptcy Court”).

4.

BCHI, Bowater Canada Finance Corporation, Bowater Canadian Limited, AbitibiBowater Canada Inc., BCFPI, Bowater LaHave Corporation and Bowater Maritimes Inc. have commenced both CCAA Proceedings and Chapter 11 Proceedings and are referred to herein collectively as the “Cross-Border Petitioners” and are also included in the definition of “Petitioners”.

5.	The Petitioners are all subsidiaries of ABH (ABH, collectively with its subsidiaries, are referred to as the “ABH Group”).

6.	On April 17, 2009, ABH and the petitioners listed on Appendix “C” hereto (collectively with ABH, the “18.6 Petitioners”) obtained Orders under Section 18.6 of the CCAA in respect of voluntary proceedings initiated under Chapter 11 of the U.S. Bankruptcy Code and EYI was appointed as the information officer in respect of the 18.6 Petitioners.

7.	On April 16, 2009, ACI and ACCC filed petitions for recognition under Chapter 15 of the U.S. Bankruptcy Code. On April 21, 2009, the U.S. Bankruptcy Court granted the recognition orders under Chapter 15 of the U.S. Bankruptcy Code.

8.	On April 22, 2009, the Court amended the Initial Order to extend the stay of proceedings to the partnerships (the “Partnerships”) listed in Appendix “D” hereto.

BACKGROUND

9.	ABH is one of the world’s largest publicly traded pulp and paper manufacturers. It produces a wide range of newsprint and commercial printing papers, market pulp and wood products. The ABH Group owns interests in or operates pulp and paper facilities, wood products facilities and recycling facilities located in Canada, the United States and South Korea. The Petitioners’ United Kingdom subsidiary, Bridgewater Paper Company Ltd. (“Bridgewater”), filed for administration, pursuant to the United Kingdom’s Insolvency Act of 1986, on February 2, 2010. The U.K. Administrator announced on May 19, 2010 that it had sold the property formerly owned by Bridgewater.

10.

Incorporated in Delaware and headquartered in Montreal, Quebec, ABH functions as a holding company and its business is conducted principally through four direct subsidiaries: BI, Bowater Newsprint South LLC (“Newsprint South”) (BI, Newsprint South and their respective subsidiaries are collectively referred to as the “BI Group”), ACI (ACI and its subsidiaries are collectively referred to as the “ACI Group”) and

AbitibiBowater US Holding LLC (“ABUSH”) (ABUSH and its respective subsidiaries are collectively referred to as the “DCorp Group”).

11.	ACI is a direct and indirect wholly-owned subsidiary of ABH.

12.	ABH wholly owns BI which in turn, wholly owns BCHI which, in turn, indirectly owns BCFPI which carries on the main Canadian operations of BI.

13.	ACCC, a wholly-owned subsidiary of ACI, and BCFPI hold the majority of ABH’s Canadian assets and operations.

PURPOSE

14.	This is the sixty-sixth report of the Monitor (the “Sixty-Sixth Report”) in these CCAA Proceedings, the purpose of which is to report to this Honourable Court with respect to the following:

(i)	the Petitioners’ four-week cash flow results for the period from September 6, 2010 to October 3, 2010 (the “Reporting Period”), in accordance with the first stay extension order of this Honourable Court dated May 14, 2009 (the “First Stay Extension Order”), including the following:

(a)	the receipts and disbursements of the ACI Group and BCFPI for the Reporting Period including variances from the respective forecasts (the “ACI Forecast” and the “BCFPI Forecast”) as set forth in the Sixty-Third Report;

(b)	the current liquidity and revised cash flow forecasts of the ACI Group and BCFPI for the 13-week period ending January 2, 2011; and

(ii)	The settlement of claims between the Petitioners and a customer, Quebecor World Inc. (“QWI”) as further detailed in the forty-seventh report of the Monitor dated July 6, 2010 (the “Forty-Seventh Report”).

TERMS OF REFERENCE

15.	In preparing this Sixty-Sixth Report, the Monitor has been provided with and, in making comments herein, has relied upon unaudited financial information, the ABH Group’s books and records, financial information and projections prepared by the ABH Group and discussions with management of the ABH Group (the “Management”). The Monitor has not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information and, accordingly, the Monitor expresses no opinion or other form of assurance in respect of such information contained in this Sixty-Sixth Report. Some of the information referred to in this Sixty-Sixth Report consists of forecasts and projections. An examination or review of the financial forecast and projections, as outlined in the Canadian Institute of Chartered Accountants Handbook, has not been performed. Future-oriented financial information referred to in this Sixty-Sixth Report was prepared by the ABH Group based on Management’s estimates and assumptions. Readers are cautioned that, since these projections are based upon assumptions about future events and conditions the actual results will vary from the projections, even if the assumptions materialize, and the variations could be significant.

16.	Capitalized terms not defined in this Sixty-Sixth Report are as defined in the previous reports of the Monitor and the Initial Order. All references to dollars are in U.S. currency and are translated at a rate of CDN$1.00=US$0.98 unless otherwise noted.

17.	Copies of all of the Monitor’s Reports, in both English and French, including a copy of this Sixty-Sixth Report, and all motion records and Orders in the CCAA Proceedings will be available on the Monitor’s website at www.ey.com/ca/abitibibowater. The Monitor has also established a bilingual toll-free telephone number that is referenced on the Monitor’s website so that parties may contact the Monitor if they have questions with respect to the CCAA Proceedings.

18.	Copies of all of the U.S. Bankruptcy Court’s orders are posted on the website for Epiq Bankruptcy Solutions LCC (“Epiq”) at http://chapter11.epiqsystems.com/abitibibowater. The Monitor has included a link to Epiq’s website on the Monitor’s website.

RECEIPTS AND DISBURSEMENTS FROM SEPTEMBER 6, 2010 TO OCTOBER 3, 2010 FOR THE ACI GROUP AND BCFPI

The ACI Group

19.	The table below summarizes the ACI Group’s (including DCorp) actual receipts and disbursements for the Reporting Period, which is detailed in Appendix “E” of this Sixty-Sixth Report, with a comparison to the ACI Forecast amounts provided in the Sixty-Third Report:

The ACI Group

	US$000
	Actual	Forecast	Variance
Opening Cash	$126,078	$126,078	$—	—

Receipts	210,031	186,477	23,554	13%

Disbursements
Net Trade Disbursements	(130,223)	(125,696)	(4,527)	(4)%
Intercompany	(4,722)	—	(4,722)	N/A
Other	(78,445)	(76,412)	(2,033)	(3)%

	(213,390)	(202,108)	(11,282)	(6)%
Financing
Securitization Inflows / (Outflows)	—	(661)	661	100%
Adequate Protection by DCorp to ACCC Term Lenders	(3,180)	(3,181)	1	0%
Restructuring & Other Items	(8,338)	(4,650)	(3,688)	(79)%
Foreign Exchange Translation	833	—	833	N/A

	(10,685)	(8,492)	(2,193)	(26)%

Net Cash Flow	(14,044)	(24,123)	10,079	42%

Ending Cash	$112,034	$101,955	$10,079	10%

Immediately Available Liquidity	$207,744	$209,719	$(1,975)	(1)%

Total Available Liquidity	$316,300	$318,275	$(1,975)	(1)%

20.	As shown in the table above, the ACI Group’s total receipts for the Reporting Period, net of joint venture remittances, were approximately $23.6 million higher than projected in the ACI Forecast (mainly due to higher than forecast sales tax receipts and sales of pulp). Disbursements were approximately $11.3 million higher than projected in the ACI Forecast (primarily due to higher than forecast trade payable and utility disbursements) and Financing net cash outflows were approximately $2.2 million higher than projected in the ACI Forecast. Overall, the ending cash balance was approximately $10.1 million higher than the ACI Forecast and Immediately Available Liquidity was approximately $2.0 million lower than the ACI Forecast.

21.	As detailed in the twenty-ninth report of the Monitor dated December 16, 2009 (the “Twenty-Ninth Report”), the sale of the ACCC MPCo Interest closed on December 9, 2009 for gross proceeds of CDN$615 million (the “Proceeds”). Certain of the Proceeds were paid to the Monitor for distribution as follows:

(i)	CDN$200.0 million to the holders of the 13.75% notes (the “Senior Secured Notes”) due in 2011 (the “Senior Secured Noteholders”); and

(ii)	CDN$130.0 million to the ACI Group pursuant to the ULC DIP Facility.

22.	The Monitor continues to hold the following amounts related to the sale of the ACCC MPCo Interest pursuant to an order of this Honourable Court dated November 16, 2009:

(i)	CDN$50.0 million that is available as liquidity to the ACI Group subject to providing notice to certain creditors (the “ULC DIP Facility Available Upon Notice”);

(ii)	CDN$50.0 million that is available to the ACI Group subject to Court approval for the use of such funds (the “ULC DIP Facility Available Upon Court Approval”); and

(iii)	Approximately CDN$52.3 million that is not available to the ACI Group (the “Restricted ULC Reserve Deposit”).

23.	The Monitor will continue to hold the ULC DIP Facility Available Upon Court Approval and the Restricted ULC Reserve Deposit until they are released or distributed in accordance with the Plan or until further order of this Honourable Court.

24.	Pursuant to an order issued by the U.S. Bankruptcy Court, funds related to the sale of certain DCorp recycling assets, approximately $11.8 million, (the “Recycling Proceeds”) and funds related to the sale of DCorp’s West Tacoma mill, approximately $4.1 million, (the “West Tacoma Proceeds”) are only available to the ACI Group on ten days notice to the agent for the ACCC Term Lenders. The Recycling Proceeds and West Tacoma Proceeds are held in a designated bank account and are separate from the ACI Group’s general operating funds.

25.	On April 12, 2010 the Monitor received approximately $2.8 million related to the sale of ACCC’s St. Raymond sawmill (the “St. Raymond Proceeds”). The St. Raymond Proceeds are being held by the Monitor until further order of this Honourable Court.

26.	On May 5, 2010 the Monitor received approximately $1.7 million related to the sale of ACCC’s Shawinigan, Quebec mill (the “Belgo Proceeds”). The Belgo Proceeds are being held by the Monitor until further order of this Honourable Court.

27.	On June 4, 2010 the Monitor received approximately $29.3 million related to the sale of ACCC’s Mackenzie, British Columbia mill (the “Mackenzie Proceeds”), which are also being held by the Monitor until further order of this Honourable Court.

28.	As shown in the table above, the ACI Group’s total receipts for the Reporting Period, net of joint venture remittances, were approximately $23.6 million higher than projected in the ACI Forecast. Disbursements were approximately $11.3 million higher than projected in the ACI Forecast and Financing net cash outflows were approximately $2.2 million higher than projected in the ACI Forecast. Overall, the ending cash balance was approximately $10.1 million higher than the ACI Forecast and Immediately Available Liquidity was approximately $2.0 million lower than the ACI Forecast.

29.	“Immediately Available Liquidity” in the table above includes cash on hand plus liquidity available pursuant to the ULC DIP Facility Available Upon Notice and amounts available through the ACI Group’s June, 2010 securitization program. “Total Available Liquidity” includes Immediately Available Liquidity plus the ULC DIP Facility Available Upon Court Approval, the Recycling Proceeds, the St. Raymond Proceeds, proceeds related to the sale of equipment at DCorp’s Alabama River facility (the “Alabama River Equipment Proceeds”), the Belgo Proceeds, the West Tacoma Proceeds, the Mackenzie Proceeds and proceeds related to the sale of DCorp’s Lufkin mill (the “Lufkin Proceeds”).

30.	During the Reporting Period the value of the Canadian dollar fluctuated between US$0.9542 and US$0.9799.

BCFPI

31.	The following table summarizes the receipts and disbursements of BCFPI for the Reporting Period, which is detailed in Appendix “F” of this Sixty-Sixth Report:

BCFPI

	US$000
	Actual	Forecast	Variance
Receipts	$50,716	$41,210	$9,506	23%
Disbursements
Net Trade Disbursements	(29,759)	(27,349)	(2,410)	(9)%
Intercompany	(6,107)	—	(6,107)	N/A
Other	(14,770)	(14,162)	(608)	(4)%

	(50,636)	(41,511)	(9,125)	(22)%
Financing
Interest	(891)	(884)	(7)	(1)%
Restructuring Costs	(1,428)	(1,276)	(152)	(12)%
Foreign Exchange Translation	332	—	332	N/A

	(1,987)	(2,160)	173	8%
Net Cash Flows	(1,907)	(2,461)	554	23%
Opening Cash	12,617	12,617	—	—

Ending Cash	$10,710	$10,156	$554	5%

32.	As detailed in the table above, BCFPI’s total receipts for the Reporting Period were approximately $9.5 million higher than the BCFPI Forecast, primarily due to higher than forecast collections from its customers. Disbursements were approximately $9.1 million higher than the BCFPI Forecast (primarily due to increased woodland activity) and Financing cash outflows were approximately $0.2 million lower than the BCFPI Forecast. BCFPI had cash on hand of approximately $10.7 million as at October 3, 2010. Overall, the ending cash balance was approximately $0.6 million higher than the BCFPI Forecast.

CURRENT LIQUIDITY POSITION AND THE 13-WEEK CASH FLOW FORECASTS

33.	Attached as Appendices “G” and “H”, respectively, are the updated 13-week cash flow forecasts of the ACI Group (including DCorp) and BCFPI through January 2, 2011.

34.	As at October 3, 2010, the ACI Group had cash on hand of approximately $112.0 million, Immediately Available Liquidity of approximately $207.7 million and Total Available Liquidity of approximately $316.3 million.

35.	The ACI Group’s actual liquidity to October 3, 2010 and forecast Immediately Available Liquidity for the 13 weeks ending January 2, 2011 is set forth in Appendix “G” and is summarized in the graph below. Forecast liquidity in the chart below assumes the exchange rate between Canadian and U.S. dollars is converted at a rate of CDN$1.00=US$0.98. Actual liquidity has been translated at a rate of either CDN$1.00=US$0.80, CDN$1.00=US$0.90, or CDN$1.00=US$0.98, depending on the period, as the rate employed by the Petitioners to convert Canadian funds to U.S. funds has been adjusted several times since the beginning of these CCAA Proceedings.

36.	The ACI Group’s Immediately Available Liquidity at January 2, 2011, which is the end of the 13-week period in the forecast in Appendix “G”, is projected to be approximately $201.0 million. Amounts in Appendix “G” do not contemplate certain cash flows which may occur as a result of the ACI Group’s targeted emergence from these CCAA Proceedings.

37.	The projected Immediately Available Liquidity in the graph above excludes certain items including the ULC DIP Facility Available Upon Court Approval ($49 million), the West Tacoma Proceeds (approximately $4.1 million), the Belgo Proceeds (approximately $1.7 million), the St. Raymond Proceeds (approximately $2.8 million), the Alabama River Equipment Proceeds (approximately $1.3 million), the Mackenzie Proceeds (approximately $27.7 million), the Lufkin Proceeds (approximately $10.2 million) and the Recycling Proceeds (approximately $11.8 million). Thus, the ACI Group’s Total Available Liquidity at January 2, 2011 is projected to be approximately $312.1 million.

38.

Actual results since the date of the issuance of the Initial Order and BCFPI’s forecast liquidity for the 13 weeks ended January 2, 2011, which includes the projected intercompany repayment to BI in the amount of $10.0 million, is set forth in Appendix “H” and is summarized in the graph below. Forecast liquidity in the chart below assumes the exchange rate between Canadian and U.S. dollars is converted at a rate of CDN$1.00=US$0.98. Actual liquidity has been translated at a rate of either CDN$1.00=US$0.80, CDN$1.00=US$0.90, or CDN$1.00=$US$0.98, depending on the period, as the rate employed by the Petitioners to convert Canadian funds to U.S. funds has been adjusted several times since the beginning of these CCAA Proceedings.

39.	On August 26, 2009 and September 1, 2009, this Honourable Court and the U.S. Bankruptcy Court, respectively, approved certain agreements between the ACI Group, BCFPI and Smurfit-Stone Container Canada Inc. (“Smurfit”) relating to the sale of certain timberlands by Smurfit, which will result in BCFPI receiving net proceeds in the amount of approximately CDN$28.7 million (the “Smurfit Timberland Proceeds”). The Smurfit Timberland Proceeds were paid to the Monitor’s trust account in the week ended October 25, 2009 and are to be held in trust by the Monitor pending further order of this Honourable Court. For purposes of the forecast, the proceeds are reflected as being held in trust by the Monitor and are not used for operating purposes due to the uncertainty regarding the timing of the release of these funds.

40.	BCFPI’s liquidity as at January 2, 2011 which is the end of the 13-week period in the forecast in Appendix “H” is projected to be approximately $11.7 million, not including the Smurfit Timberland Proceeds. Amounts in Appendix “H” do not contemplate certain cash flows which may occur as a result of BCFPI’s targeted emergence from CCAA Proceedings.

41.	Management has informed the Monitor that BCFPI’s forecast cash requirements will be supported by BI through intercompany advances, as necessary.

QWI SETTLEMENT

41.	As previously reported to this Honourable Court in the Forty-Seventh Report, entities related to QWI filed proofs of claim against the ABH Group in the aggregate amount of approximately $9 billion (including $5 billion (CDN$6 billion) against the Petitioners); while ABH Group entities filed proofs of claim in the QWI restructuring proceedings totalling approximately $128 million.

42.	QWI has advised the Monitor that QWIs claims filed in the ABH Group Chapter 11 and CCAA proceedings are duplicates of each other and that the aggregate claim, after the elimination of the duplicate claims, totals approximately $25 million against all of the ABH Group entities.

43.	As described in the Forty-Seventh Report, on June 2, 2010, QWI and ABH representatives met in Montreal to identify and resolve outstanding issues in respect of outstanding claims. At that meeting, a draft agreement (the “Draft QWI Agreement”) was reached, the key elements of which include:

(i)	Abitibi-Consolidated US Funding Corp., BI and Bowater Mersey Paper Company Limited (a non-filing joint venture) will share residual unsecured claims under QWI’s plan of reorganization totalling approximately $5.5 million;

(ii)	Abitibi-Consolidated US Funding Corp. and Bowater America Inc. will share an aggregate 503(b)(9) priority claim against QWI totalling approximately $7.7 million;

(iii)	all 2009 accrued and unpaid volume and incentive rebates totalling approximately $2.4 million owing by ABH entities to QWI will be paid in the ordinary course in Canada or allowed as an administrative claims in the Chapter 11 Proceedings, as applicable;

(iv)	all other claims filed in each of their respective restructuring proceedings by QWI and ABH will be withdrawn.

44.	The Forty-Seventh Report also described the conditions precedent to the Draft QWI Agreement as follows:

(i)	approval of the Petitioners’ and QWI’s respective Court-appointed Monitors;

(ii)	approval of the U.S. Debtors’ Unsecured Creditor Committee (the “UCC”); and

(iii)	approval of this Honourable Court and the U.S. Bankruptcy Court.

45.	On November 2, 2010, the definitive text of the Draft QWI Agreement was finalized and the definitive agreement (the “Final QWI Agreement”) was signed by all QWI and ABH parties as well as by Export Development Corporation (“EDC”) and Compagnie française d’assurance pour le commerce extérieur – Canada branch (“COFACE”) which are credit insurers to the ABH Group and had also filed claims in the QWI proceedings.

46.	The Final QWI Agreement no longer contains a condition that the settlement is subject to approval of this Honourable Court in the CCAA Proceedings and, accordingly, the Petitioners do not intend to seek approval of the Final QWI Agreement. However, the Final QWI Agreement, which has been approved by the Monitor and the Monitor of QWI, requires the approval of the US Bankruptcy Court in the Chapter 11 Proceedings and the approval of the U.S. Bankruptcy Court supervising the QWI Chapter 11 cases.

49.	The Monitor notes that upon the effective date of the Final QWI Agreement, claims filed by QWI entities against the Petitioners in the CCAA Proceedings totalling in excess of $5 billion will be withdrawn.

All of which is respectfully submitted.

ERNST & YOUNG INC.

in its capacity as the Court-Appointed Monitor

of the Petitioners

Per:

Alex Morrison, CA, CIRP

Senior Vice President

John Barrett, CA, CIRP

Senior Vice President

Todd Ambachtsheer, CA, CIRP

Vice President

APPENDIX “A”

ABITIBI PETITIONERS

1.	Abitibi-Consolidated Company of Canada

2.	Abitibi-Consolidated Inc.

3.	3224112 Nova Scotia Limited

4.	Marketing Donohue Inc.

5.	Abitibi-Consolidated Canadian Office Products Holding Inc.

6.	3834328 Canada Inc.

7.	6169678 Canada Inc.

8.	4042140 Canada Inc.

9.	Donohue Recycling Inc.

10.	1508756 Ontario Inc.

11.	3217925 Nova Scotia Company

12.	La Tuque Forest Products Inc.

13.	Abitibi-Consolidated Nova Scotia Incorporated

14.	Saguenay Forest Products Inc.

15.	Terra Nova Explorations Ltd.

16.	The Jonquière Pulp Company

17.	The International Bridge and Terminal Company

18.	Scramble Mining Ltd.

19.	9150-3383 Québec Inc.

20.	Abitibi-Consolidated (U.K.) Inc.

APPENDIX “B”

BOWATER PETITIONERS

1.	Bowater Canada Finance Corporation

2.	Bowater Canadian Limited

3.	Bowater Canadian Holdings. Inc.

4.	3231378 Nova Scotia Company

5.	AbitibiBowater Canada Inc.

6.	Bowater Canada Treasury Corporation

7.	Bowater Canadian Forest Products Inc.

8.	Bowater Shelburne Corporation

9.	Bowater LaHave Corporation

10.	St-Maurice River Drive Company Limited

11.	Bowater Treated Wood Inc.

12.	Canexel Hardboard Inc.

13.	9068-9050 Québec Inc.

14.	Alliance Forest Products Inc. (2001)

15.	Bowater Belledune Sawmill Inc.

16.	Bowater Maritimes Inc.

17.	Bowater Mitis Inc.

18.	Bowater Guérette Inc.

19.	Bowater Couturier Inc.

APPENDIX “C”

18.6 PETITIONERS

1.	AbitibiBowater US Holding 1 Corp.

2.	AbitibiBowater Inc.

3.	Bowater Ventures Inc.

4.	Bowater Incorporated

5.	Bowater Nuway Inc.

6.	Bowater Nuway Mid-States Inc.

7.	Catawba Property Holdings LLC

8.	Bowater Finance Company Inc.

9.	Bowater South American Holdings Incorporated

10.	Bowater America Inc.

11.	Lake Superior Forest Products Inc.

12.	Bowater Newsprint South LLC

13.	Bowater Newsprint South Operations LLC

14.	Bowater Finance II, LLC

15.	Bowater Alabama LLC

16.	Coosa Pines Golf Club Holdings, LLC

APPENDIX “D”

PARTNERSHIPS

1.	Bowater Canada Finance Limited Partnership

2.	Bowater Pulp and Paper Canada Holdings Limited Partnership

3.	Abitibi-Consolidated Finance LP

APPENDIX “E”

ACI GROUP ACTUAL RECEIPTS AND DISBURSEMENTS

Abitibi-Consolidated Inc. and its Subsidiaries (the “ACI Group”)

Actual to Forecast Comparison

4 Weeks Ended October 3, 2010

US$000

	Actual
Week Ended	12-Sep-10	19-Sep-10	26-Sep-10	3-Oct-10	Total

Opening Cash	126,078	120,149	91,606	101,799	126,078

Receipts
A/R Collections	31,344	34,404	52,715	48,877	167,340
Intercompany A/R Settlement	7,263	3,668	11,714	1,995	24,640
Joint Venture Remittances, Net	—	(21,022)	—	(2,084)	(23,106)
Collections on Behalf of Joint Ventures	103	—	2,176	490	2,769

Net A/R Collections	38,710	17,050	66,605	49,278	171,643
Other Inflows	12,350	8,034	2,204	15,800	38,388

Total Receipts	51,060	25,084	68,809	65,078	210,031

Disbursements
Trade Payables	(35,081)	(29,857)	(32,267)	(34,938)	(132,143)
Intercompany A/P Settlement - Receipts	—	—	555	1,365	1,920
Capital Expenditures	—	—	—	—	—

Net A/P Variance	(35,081)	(29,857)	(31,712)	(33,573)	(130,223)

A/R Collections - Affiliates	3,597	3,391	3,781	5,658	16,427
Intercompany A/R Settlements	(9,435)	(4,674)	(3,860)	(3,180)	(21,149)

	(5,838)	(1,283)	(79)	2,478	(4,722)
Marine Freight Payments	(1,230)	(1,896)	(870)	(377)	(4,373)
Utility Payments	(6,078)	(10,634)	(9,457)	(9,153)	(35,322)
Payroll & Benefits	(7,305)	(9,303)	(12,407)	(9,735)	(38,750)

Net Other Disbursements	(14,613)	(21,833)	(22,734)	(19,265)	(78,445)

Total Disbursements	(55,532)	(52,973)	(54,525)	(50,360)	(213,390)

Financing
Securitization Inflows / (Outflows)	—	—	—	—	—
Adequate Protection by Dcorp to ACCC Term Lenders	—	—	—	(3,180)	(3,180)
Restructuring & Other Items	(1,781)	(706)	(4,364)	(1,487)	(8,338)
Foreign Exchange Translation	324	52	273	184	833

	(1,457)	(654)	(4,091)	(4,483)	(10,685)

Cash Flow From Operations	(5,929)	(28,543)	10,193	10,235	(14,044)

Opening Cash Balance	126,078	120,149	91,606	101,799	126,078
Cash Flow From Operations	(5,929)	(28,543)	10,193	10,235	(14,044)

Ending Cash Balance	120,149	91,606	101,799	112,034	112,034

Note: The above totals are subject to rounding adjustments

Abitibi-Consolidated Inc. and its Subsidiaries (the “ACI Group”)

Actual to Forecast Comparison

4 Weeks Ended October 3, 2010

US$000

	Forecast
Week Ended	12-Sep-10	19-Sep-10	26-Sep-10	3-Oct-10	Total

Opening Cash	126,078	124,732	102,187	94,328	126,078

Receipts
A/R Collections	39,735	35,623	41,699	52,802	169,859
Intercompany A/R Settlement	—	—	—	—	—
Joint Venture Remittances, Net	—	(21,081)	(3,191)	—	(24,272)
Collections on Behalf of Joint Ventures	5,037	5,037	5,039	4,821	19,934

Net A/R Collections	44,772	19,579	43,547	57,623	165,521
Other Inflows	2,826	6,620	6,688	4,822	20,956

Total Receipts	47,598	26,199	50,235	62,445	186,477

Disbursements
Trade Payables	(29,901)	(31,901)	(30,901)	(29,545)	(122,248)
Intercompany A/P Settlement - Receipts	—	—	—	—	—
Capital Expenditures	(866)	(866)	(866)	(850)	(3,448)

Net A/P Variance	(30,767)	(32,767)	(31,767)	(30,395)	(125,696)

A/R Collections - Affiliates	—	—	—	—	—
Intercompany A/R Settlements	—	—	—	—	—

	—	—	—	—	—
Marine Freight Payments	(1,425)	(1,425)	(3,225)	(1,425)	(7,500)
Utility Payments	(6,794)	(6,794)	(10,494)	(7,480)	(31,562)
Payroll & Benefits	(8,858)	(6,658)	(11,508)	(10,326)	(37,350)

Net Other Disbursements	(17,077)	(14,877)	(25,227)	(19,231)	(76,412)

Total Disbursements	(47,844)	(47,644)	(56,994)	(49,626)	(202,108)

Financing
Securitization Inflows / (Outflows)	—	—	—	(661)	(661)
Adequate Protection by DCorp to ACCC Term Lenders	—	—	—	(3,181)	(3,181)
Restructuring & Other Items	(1,100)	(1,100)	(1,100)	(1,350)	(4,650)
Foreign Exchange Translation	—	—	—	—	—

	(1,100)	(1,100)	(1,100)	(5,192)	(8,492)

Cash Flow From Operations	(1,346)	(22,545)	(7,859)	7,627	(24,123)

Opening Cash Balance	126,078	124,732	102,187	94,328	126,078
Cash Flow From Operations	(1,346)	(22,545)	(7,859)	7,627	(24,123)

Ending Cash Balance	124,732	102,187	94,328	101,955	101,955

Note: The above totals are subject to rounding adjustments

Abitibi-Consolidated Inc. and its Subsidiaries (the “ACI Group”)

Actual to Forecast Comparison

4 Weeks Ended October 3, 2010

US$000

	Variance
Week Ended	12-Sep-10	19-Sep-10	26-Sep-10	3-Oct-10	Total

Opening Cash	—	(4,583)	(10,581)	7,471	—

Receipts
A/R Collections	(8,391)	(1,219)	11,016	(3,925)	(2,519)
Intercompany A/R Settlement	7,263	3,668	11,714	1,995	24,640
Joint Venture Remittances, Net	—	59	3,191	(2,084)	1,166
Collections on Behalf of Joint Ventures	(4,934)	(5,037)	(2,863)	(4,331)	(17,165)

Net A/R Collections	(6,062)	(2,529)	23,058	(8,345)	6,122
Other Inflows	9,524	1,414	(4,484)	10,978	17,432

Total Receipts	3,462	(1,115)	18,574	2,633	23,554

Disbursements
Trade Payables	(5,180)	2,044	(1,366)	(5,393)	(9,895)
Intercompany A/P Settlement - Receipts	—	—	555	1,365	1,920
Capital Expenditures	866	866	866	850	3,448

Net A/P Variance	(4,314)	2,910	55	(3,178)	(4,527)

A/R Collections - Affiliates	3,597	3,391	3,781	5,658	16,427
Intercompany A/R Settlements	(9,435)	(4,674)	(3,860)	(3,180)	(21,149)

	(5,838)	(1,283)	(79)	2,478	(4,722)
Marine Freight Payments	195	(471)	2,355	1,048	3,127
Utility Payments	716	(3,840)	1,037	(1,673)	(3,760)
Payroll & Benefits	1,553	(2,645)	(899)	591	(1,400)

Net Other Disbursements	2,464	(6,956)	2,493	(34)	(2,033)

Total Disbursements	(7,688)	(5,329)	2,469	(734)	(11,282)

Financing
Securitization Inflows / (Outflows)	—	—	—	661	661
Adequate Protection by DCorp to ACCC Term Lenders	—	—	—	1	1
Restructuring & Other Items	(681)	394	(3,264)	(137)	(3,688)
Foreign Exchange Translation	324	52	273	184	833

	(357)	446	(2,991)	709	(2,193)

Cash Flow From Operations	(4,583)	(5,998)	18,052	2,608	10,079

Opening Cash Balance	—	(4,583)	(10,581)	7,471	—
Cash Flow From Operations	(4,583)	(5,998)	18,052	2,608	10,079

Ending Cash Balance	(4,583)	(10,581)	7,471	10,079	10,079

Note: The above totals are subject to rounding adjustments

APPENDIX “F”

BCFPI ACTUAL RECEIPTS AND DISBURSEMENTS

Bowater Canadian Forest Products Inc. (“BCFPI”)

Actual to Forecast Comparison

4 Weeks Ended October 3, 2010

US$000

	Actual
Week Ended	12-Sep-10	19-Sep-10	26-Sep-10	3-Oct-10	Total

Opening Cash	12,617	9,924	9,465	12,794	12,617

Receipts
A/R Collections	2,393	4,599	3,330	6,197	16,519
Intercompany A/R Settlements	6,133	7,898	6,082	8,508	28,621

Total A/R Collections	8,526	12,497	9,412	14,705	45,140
Advances from Bowater Inc.	3,000	(3,000)	6,000	(5,000)	1,000
Other Inflows	789	2,305	429	1,053	4,576

Total Receipts	12,315	11,802	15,841	10,758	50,716

Disbursements
Trade Payables	(11,239)	(7,760)	(10,078)	(6,737)	(35,814)
Intercompany A/P Settlements - Receipts	—	5,488	567	—	6,055
Capital Expenditures	—	—	—	—	—

Net A/P	(11,239)	(2,272)	(9,511)	(6,737)	(29,759)

A/R Collections - Affiliates	983	894	1,145	2,809	5,831
Intercompany A/R Settlements	(568)	(145)	(254)	(103)	(1,070)
Payments on Behalf of Affiliates	(2,333)	(5,322)	(1,132)	(2,081)	(10,868)

	(1,918)	(4,573)	(241)	625	(6,107)

Freight	(1,395)	(1,458)	(1,125)	(1,267)	(5,245)
Payroll and Benefits	(650)	(3,447)	(1,340)	(4,088)	(9,525)

Total Disbursements	(15,202)	(11,750)	(12,217)	(11,467)	(50,636)

Cash Flow From Operations	(2,887)	52	3,624	(709)	80

Financing
Interest	—	—	(64)	(827)	(891)
Restructuring Costs	—	(526)	(306)	(596)	(1,428)
Foreign Exchange Translation	194	15	75	48	332

Cash Flow from Financing/Restructuring	194	(511)	(295)	(1,375)	(1,987)

Net Cash Flows	(2,693)	(459)	3,329	(2,084)	(1,907)

Opening Cash Balance	12,617	9,924	9,465	12,794	12,617
Cash Flow From Operations	(2,693)	(459)	3,329	(2,084)	(1,907)

Ending Cash Balance	9,924	9,465	12,794	10,710	10,710

Note: The above totals are subject to rounding adjustments

Bowater Canadian Forest Products Inc. (“BCFPI”)

Actual to Forecast Comparison

4 Weeks Ended October 3, 2010

US$000

	Forecast
Week Ended	12-Sep-10	19-Sep-10	26-Sep-10	3-Oct-10	Total

Opening Cash	12,617	11,260	10,399	10,260	12,617

Receipts
A/R Collections	4,919	10,682	9,224	15,467	40,292
Intercompany A/R Settlements	—	—	—	—	—

Total A/R Collections	4,919	10,682	9,224	15,467	40,292
Advances from Bowater Inc.	3,000	(2,000)	(3,000)	(1,000)	(3,000)
Other Inflows	350	2,868	350	350	3,918

Total Receipts	8,269	11,550	6,574	14,817	41,210

Disbursements
Trade Payables	(7,215)	(7,215)	(7,215)	(6,843)	(28,488)
Intercompany A/P Settlements - Receipts	—	—	3,000	—	3,000
Capital Expenditures	(467)	(467)	(467)	(460)	(1,861)

Net A/P	(7,682)	(7,682)	(4,682)	(7,303)	(27,349)

A/R Collections - Affiliates	—	—	—	—	—
Intercompany A/R Settlements	—	—	—	—	—
Payments on Behalf of Affiliates	—	—	—	—	—

	—	—	—	—	—

Freight	(1,105)	(1,105)	(1,105)	(1,090)	(4,405)
Payroll and Benefits	(520)	(3,305)	(529)	(5,403)	(9,757)

Total Disbursements	(9,307)	(12,092)	(6,316)	(13,796)	(41,511)

Cash Flow From Operations	(1,038)	(542)	258	1,021	(301)

Financing
Interest	—	—	(78)	(806)	(884)
Restructuring Costs	(319)	(319)	(319)	(319)	(1,276)
Foreign Exchange Translation	—	—	—	—	—

Cash Flow from Financing/Restructuring	(319)	(319)	(397)	(1,125)	(2,160)

Net Cash Flows	(1,357)	(861)	(139)	(104)	(2,461)

Opening Cash Balance	12,617	11,260	10,399	10,260	12,617
Cash Flow From Operations	(1,357)	(861)	(139)	(104)	(2,461)

Ending Cash Balance	11,260	10,399	10,260	10,156	10,156

Note: The above totals are subject to rounding adjustments

Bowater Canadian Forest Products Inc. (“BCFPI”)

Actual to Forecast Comparison

4 Weeks Ended October 3, 2010

US$000

	Variance
Week Ended	12-Sep-10	19-Sep-10	26-Sep-10	3-Oct-10	Total

Opening Cash	—	(1,336)	(934)	2,534	—

Receipts
A/R Collections	(2,526)	(6,083)	(5,894)	(9,270)	(23,773)
Intercompany A/R Settlements	6,133	7,898	6,082	8,508	28,621

Total A/R Collections	3,607	1,815	188	(762)	4,848
Advances from Bowater Inc.	—	(1,000)	9,000	(4,000)	4,000
Other Inflows	439	(563)	79	703	658

Total Receipts	4,046	252	9,267	(4,059)	9,506

Disbursements
Trade Payables	(4,024)	(545)	(2,863)	106	(7,326)
Intercompany A/P Settlements - Receipts	—	5,488	(2,433)	—	3,055
Capital Expenditures	467	467	467	460	1,861

Net A/P	(3,557)	5,410	(4,829)	566	(2,410)

A/R Collections - Affiliates	983	894	1,145	2,809	5,831
Intercompany A/R Settlements	(568)	(145)	(254)	(103)	(1,070)
Payments on Behalf of Affiliates	(2,333)	(5,322)	(1,132)	(2,081)	(10,868)

	(1,918)	(4,573)	(241)	625	(6,107)

Freight	(290)	(353)	(20)	(177)	(840)
Payroll and Benefits	(130)	(142)	(811)	1,315	232

Total Disbursements	(5,895)	342	(5,901)	2,329	(9,125)

Cash Flow From Operations	(1,849)	594	3,366	(1,730)	381

Financing
Interest	—	—	14	(21)	(7)
Restructuring Costs	319	(207)	13	(277)	(152)
Foreign Exchange Translation	194	15	75	48	332

Cash Flow from Financing/Restructuring	513	(192)	102	(250)	173

Net Cash Flows	(1,336)	402	3,468	(1,980)	554

Opening Cash Balance	—	(1,336)	(934)	2,534	—
Cash Flow From Operations	(1,336)	402	3,468	(1,980)	554

Ending Cash Balance	(1,336)	(934)	2,534	554	554

Note: The above totals are subject to rounding adjustments

APPENDIX “G”

ACI GROUP CASH FLOW FORECAST

Abitibi Consolidated Inc. and its subsidiaries (the “ACI Group”)

Weekly Cash Flow Forecast

13 Weeks Ending January 2, 2011

US$000

Week ended	Notes	10-Oct-10	17-Oct-10	24-Oct-10	31-Oct-10	7-Nov-10	14-Nov-10	21-Nov-10	28-Nov-10	5-Dec-10	12-Dec-10	19-Dec-10	26-Dec-10	2-Jan-11	Total

Opening Cash	1	112,030	105,914	82,498	83,044	84,241	100,423	109,584	94,325	93,060	110,258	117,675	104,301	98,967	112,030

Receipts
Total A/R Collections	3	35,524	42,659	43,042	49,662	46,831	43,792	44,167	41,967	55,117	38,978	41,456	39,155	57,209	579,559
Collections on Behalf of Joint Ventures	4	4,532	4,532	4,532	4,532	5,157	5,157	5,157	5,157	4,937	4,849	4,849	4,849	4,879	63,120
Other Inflow s	5	2,818	2,750	2,818	17,490	8,006	8,689	2,750	2,750	9,824	7,823	2,750	2,750	4,823	76,041

Total Receipts		42,874	49,941	50,392	71,684	59,994	57,639	52,074	49,875	69,878	51,650	49,055	46,754	66,911	718,720

Disbursements
Trade Payables	6	(30,944)	(31,944)	(30,944)	(34,944)	(27,666)	(27,666)	(27,666)	(27,666)	(24,968)	(23,889)	(24,889)	(24,889)	(25,244)	(363,319)
Capital Expenditures	7	(829)	(829)	(829)	(829)	(834)	(834)	(834)	(834)	(807)	(796)	(796)	(796)	(863)	(10,706)
Marine Freight Payments	8	(1,425)	(1,425)	(1,425)	(3,225)	(1,425)	(1,425)	(1,425)	(3,225)	(1,425)	(1,425)	(1,425)	(3,225)	(1,425)	(23,925)
Utility Payments	9	(5,094)	(6,794)	(10,410)	(6,794)	(6,794)	(6,794)	(10,633)	(6,794)	(6,337)	(6,794)	(6,794)	(10,840)	(8,051)	(98,923)
Payroll & Benefits	10	(8,937)	(10,712)	(5,137)	(16,860)	(5,333)	(10,659)	(5,683)	(8,333)	(13,952)	(10,229)	(5,395)	(8,045)	(13,730)	(123,004)
Joint Venture Remittances, Net	11	—	(20,553)	—	(3,198)	—	—	(19,992)	(3,189)	—	—	(22,030)	(3,194)	—	(72,156)
Restructuring & Other Items	12	(1,100)	(1,100)	(1,100)	(1,350)	(1,100)	(1,100)	(1,100)	(1,100)	(1,350)	(1,100)	(1,100)	(1,100)	(1,350)	(15,050)

Total Disbursements		(48,329)	(73,357)	(49,845)	(67,200)	(43,151)	(48,478)	(67,332)	(51,140)	(48,839)	(44,233)	(62,428)	(52,088)	(50,663)	(707,084)

Financing
Repayment / Interest Under Securitization Program	13	(661)	—	—	—	(661)	—	—	—	(661)	—	—	—	—	(1,983)
Adequate Protection and Fees by DCorp to ACCC Term Lenders	14	—	—	—	(3,287)	—	—	—	—	(3,181)	—	—	—	(3,287)	(9,754)

Total Financing		(661)	—	—	(3,287)	(661)	—	—	—	(3,842)	—	—	—	(3,287)	(11,738)

Total Change in Cash		(6,116)	(23,416)	546	1,197	16,182	9,160	(15,258)	(1,265)	17,198	7,417	(13,374)	(5,334)	12,961	(102)

Ending Cash Balance		105,914	82,498	83,044	84,241	100,423	109,584	94,325	93,060	110,258	117,675	104,301	98,967	111,928	111,928

Ending Cash Balance		105,914	82,498	83,044	84,241	100,423	109,584	94,325	93,060	110,258	117,675	104,301	98,967	111,928	111,928
ULC DIP Facility Available Upon Notice	15	49,245	49,245	49,245	49,245	49,245	49,245	49,245	49,245	49,245	49,245	49,245	49,245	49,245	49,245
Availability Under Securitization Program	13	46,311	59,272	59,144	60,294	51,786	47,960	48,980	45,269	47,054	43,758	48,192	37,303	39,820	39,820

Immediately Available Liquidity		201,470	191,015	191,433	193,781	201,454	206,789	192,550	187,574	206,557	210,678	201,738	185,515	200,993	200,993

ULC DIP Facility Available Upon Court Approval	15, 20	49,265	49,265	49,265	49,265	49,265	49,265	49,265	49,265	49,265	49,265	49,265	49,265	49,265	49,265
West Tacoma Proceeds Held in Trust	16	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051	4,051
Belgo Proceeds Held in Trust	16	1,740	1,740	1,740	1,740	1,740	1,740	1,740	1,740	1,740	1,740	1,740	1,740	1,740	1,740
Lufkin Proceeds Held in Trust	16	10,236	10,236	10,236	10,236	10,236	10,236	10,236	10,236	10,236	10,236	10,236	10,236	10,236	10,236
Recycling Proceeds Held in Trust	16	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765	11,765
Mackenzie Proceeds Held in Trust	16	30,018	30,018	30,018	30,018	30,018	30,018	30,018	30,018	30,018	30,018	30,018	30,018	30,018	30,018
St. Raymond Proceeds Held in Trust	16	2,820	2,820	2,820	2,820	2,820	2,820	2,820	2,820	2,820	2,820	2,820	2,820	2,820	2,820
Alabama River Equipment Proceeds Held in Trust	16	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250	1,250

Total Available Liquidity	15, 16	312,614	302,159	302,577	304,925	312,598	317,933	303,695	298,719	317,701	321,822	312,882	296,660	312,138	312,138

Securitization Schedule	17
Availability Based on Receivable Pool Balance		166,016	178,978	178,849	180,000	171,491	167,666	168,685	164,975	166,760	163,464	167,897	157,009	159,525	159,525
Amount Drawn Under Facility		119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706	119,706

Available Liquidity Before Interest, Fees and Repayments		46,311	59,272	59,144	60,294	51,786	47,960	48,980	45,269	47,054	43,758	48,192	37,303	39,820	39,820
Interest and Repayments	18	(661)	—	—	—	(661)	—	—	—	(661)	—	—	—	—	(1,983)

Restricted ULC Reserve Deposit	19, 20	51,523	51,523	51,523	51,523	51,523	51,523	51,523	51,523	51,523	51,523	51,523	51,523	51,523	51,523

The above forecast uses an exchange rate of CDN$1.00=US$0.98.

Note: The above totals are subject to rounding adjustments in the underlying balances.

The information and analysis in this document have not been audited or reviewed and, accordingly, no assurances are provided thereon. In addition, because forecasts are dependent upon numerous assumptions regarding future events, actual results will be different than forecast, and such differences may be material.

Abitibi Consolidated Inc. and its subsidiaries (the “ACI Group”)

Notes to Weekly Cash Flow Forecast

13 Weeks Ending January 2, 2010

US $000

1.	Opening Cash in the forecast includes cash on hand.
2.	The cash flow forecast includes mills owned by the ACI Group and its subsidiaries and includes the operations of the DCorp Group. This weekly cash flow forecast may differ from the ACI Monthly Forecast as the underlying assumptions are updated weekly and will vary with the ongoing operations of the ACI Group, whereas the ACI Monthly Forecast is based on longer-term assumptions used to forecast future monthly cash flow.
3.	Total A/R Collections represent amounts estimated to be collected from the ACI Group’s customers. The timing of collections is based on the ACI Group’s collection terms with its customers and the latest sales forecast.
4.	Collections on Behalf of Joint Ventures represent amounts estimated to be collected by the ACI Group on behalf of its joint venture partners. The ACI Group has agreements with its joint venture partners whereby the ACI Group collects the joint venture partners’ accounts receivable (for a fee) and remits these funds to the joint venture in accordance with their agreement.
5.	Other Inflows represent miscellaneous receipts including, but not limited to, such items as tax refunds, insurance proceeds or collection/management fees received from joint ventures, as estimated by the ACI Group.
6.	Trade Payables represent amounts estimated to be paid to suppliers for the purchase of the ACI Group’s raw materials, repairs and maintenance and other goods and services related to production. Also included are disbursements related to selling, general and administration expenses.
7.	Capital Expenditures represent amounts estimated to be paid pursuant to the ACI Group’s most recent capital expenditure budget.
8.	Marine Freight Payments represent amounts estimated to be paid to the ACI Group’s outbound marine freight suppliers.
9.	Utility Payments represent amounts estimated to be payable to the ACI Group’s utility suppliers.
10.	Payroll and Benefits represent estimated amounts for salaries, wages, benefits and current service pension costs.
11.	Joint Venture Remittances, Net represent the estimated payment of accounts receivable funds collected by the ACI Group on behalf of the respective joint venture, net of any collection/management fees.
12.	Restructuring and Other Items represent amounts estimated by the ACI Group for restructuring costs and other miscellaneous payments.
13.	Under the June 2010 Securitization Program, the ACI Group will not draw on the available capital unless such a draw is required for liquidity purposes. However, borrowing availability under the June 2010 Securitization Program is still immediately available as liquidity. The Repayment/Interest Under the Securitization Program represents the estimated repayment (including interest) of funds. Availability Under the Securitization Program represents the amount of immediately available liquidity under the ACI Group’s June 2010 Securitization Program.
14.	Adequate Protection and fees by DCorp to ACCC Term Lenders represents an estimate of payments pursuant to the adequate protection order issued by the U.S. Bankruptcy Court.
15.	Immediately Available Liquidity is calculated as cash on hand, amounts available under the June 2010 Securitization Program and a portion of the ULC DIP Facility, which is available upon notice ($49 million). Total Available Liquidity includes an additional $49 million of the Restricted ULC DIP Facility, which is subject to Court approval, as well as the Mackenzie Proceeds Held in Trust, Lufkin Proceeds Held in Trust, Recycling Proceeds Held in Trust, West Tacoma Proceeds Held in Trust, St. Raymond Proceeds Held in Trust, Belgo Proceeds Held in Trust and Alabama River Equipment Proceeds Held in Trust, available upon 10 days’ notice to the agent for the ACCC Term Lenders.
16.	The net proceeds, and interest thereon, from the sale of the Mackenzie mill ($30.0 million), recycling assets ($11.8 million), St. Raymond mill ($2.8 million), Lufkin mill ($10.2 million), West Tacoma mill ($4.1 million), Belgo mill ($1.7 million) and Alabama River equipment ($1.3 million) will be held in trust or a designated account and are only available upon 10 days’ notice to the agent for the ACCC Term Lenders.
17.	The Securitization Summary represents the ACI Group’s estimated calculation of amounts owing or available under the June 2010 Securitization Program based on the eligible accounts receivable (net of any fees, interest or allowances).
18.	The Interest and Repayments represent interest related to the June 2010 Securitization Program, as well as repayments of funds.
19.	Based on the current foreign exchange rate used in the forecast of CDN$1.00=USD$0.98, of the $276.7 million ($254.1 million at $0.90 USD FX) paid to the ULC Reserve, the Company drew $127.4 million ($117 million at $0.90 USD FX) as of the date of closing of the MPCo sale and has $49 million ($45 million at $0.90 USD FX) immediately available for liquidity purposes, with an additional $49 million ($45 million at $0.90 USD FX) availability subject to Court approval. The remaining $51 million ($47.1 million at 0.$90 USD FX) of the ULC Reserve will be held in cash, but will not be made available to the Company.
20.	The Monitor will continue to hold the Restricted ULC DIP Facility ($49 million) and the Restricted ULC Reserve ($51 million) until they are released or distributed in accordance with the CCAA Plan or until further order of the Court.
21.	This forecast does not reflect certain cash flows which may occur as a result of ACI Group’s targeted October 2010 emergence from CCAA proceedings.

APPENDIX “H”

BCFPI CASH FLOW FORECAST

Bowater Canadian Forest Products Inc.

Chapter 11/CCAA Cash Flow

13 Week Period Ending January 2, 2011

US$000s

Week Ended		10-Oct-10	17-Oct-10	24-Oct-10	31-Oct-10	7-Nov-10	14-Nov-10	21-Nov-10	28-Nov-10	5-Dec-10	12-Dec-10	19-Dec-10	26-Dec-10	2-Jan-11	Total

Receipts	Notes
Trade Receipts	1, 2	6,911	12,265	10,402	9,755	8,862	10,270	9,324	11,409	12,248	9,401	9,513	10,142	11,498	132,001
Intercompany A/P Settlements	3	3,662	—	—	—	—	—	—	—	—	—	—	—	—	3,662
Advances/(Repayments) from/to Bowater Incorporated	4	3,000	(6,000)	(2,000)	5,000	(10,000)	—	—	—	—	—	—	—	—	(10,000)
Other Receipts	5	350	3,329	350	350	11,096	2,129	350	350	350	350	350	350	350	20,054

Total Receipts		13,923	9,594	8,752	15,105	9,957	12,399	9,674	11,759	12,598	9,751	9,863	10,492	11,848	145,717

Disbursements
Trade Payables	6	(9,630)	(6,630)	(6,630)	(6,630)	(6,959)	(6,959)	(6,959)	(6,959)	(6,517)	(6,340)	(6,340)	(6,340)	(6,693)	(89,590)
Freight	7	(1,083)	(1,083)	(1,083)	(1,083)	(1,140)	(1,140)	(1,140)	(1,140)	(1,080)	(1,056)	(1,056)	(1,056)	(1,075)	(14,211)
Payroll and Benefits	8	(515)	(3,505)	(506)	(5,242)	(513)	(1,958)	(1,908)	(1,940)	(3,079)	(2,036)	(1,888)	(2,050)	(3,055)	(28,197)
Capital Expenditures	9	(452)	(452)	(452)	(452)	(467)	(467)	(467)	(467)	(456)	(452)	(452)	(452)	(452)	(5,935)

Total Disbursements		(11,680)	(11,670)	(8,671)	(13,406)	(9,078)	(10,524)	(10,474)	(10,506)	(11,132)	(9,884)	(9,735)	(9,897)	(11,274)	(137,933)

Net Cash Flow From Operations		2,243	(2,076)	81	1,699	879	1,875	(800)	1,253	1,466	(133)	128	595	574	7,784

Financing and Restructuring
Interest Payments and Fees	10	—	—	(53)	(827)	—	—	—	(54)	(806)	—	—	(53)	(827)	(2,620)
Restructuring Costs	11	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(319)	(4,141)

Cash Flow From Financing /Restructuring		(319)	(319)	(371)	(1,146)	(319)	(319)	(319)	(373)	(1,125)	(319)	(319)	(371)	(1,146)	(6,761)

Net Cash Flow		1,925	(2,394)	(290)	553	560	1,557	(1,118)	880	341	(451)	(191)	224	(572)	1,024

Opening Bank Balance		10,710	12,635	10,240	9,950	10,504	11,064	12,621	11,502	12,383	12,724	12,273	12,082	12,306	10,710
Cash Flow		1,925	(2,394)	(290)	553	560	1,557	(1,118)	880	341	(451)	(191)	224	(572)	1,024
Closing Bank Balance	2	12,635	10,240	9,950	10,504	11,064	12,621	11,502	12,383	12,724	12,273	12,082	12,306	11,734	11,734

Settlement Proceeds Held in Trust by Monitor	12	28,328	28,328	28,328	28,328	28,328	28,328	28,328	28,328	28,328	28,328	28,328	28,328	28,328	28,328

Closing Bank Balance Including Settlement Proceeds		40,962	38,568	38,278	38,831	39,392	40,948	39,830	40,710	41,052	40,601	40,410	40,634	40,061	40,061

Intercompany A/R Balance	13
Ending Balance		20,682	24,869	28,599	29,437	31,237	32,236	33,454	33,975	33,794	34,022	34,239	34,277	34,371	34,371

Cumulative Advances from Bowater Incorporated
Opening Advance Balance		10,000	13,000	7,000	5,000	10,000	—	—	—	—	—	—	—	—	10,000
Advance / (Repayment)	4	3,000	(6,000)	(2,000)	5,000	(10,000)	—	—	—	—	—	—	—	—	(10,000)

Closing Advance Balance		13,000	7,000	5,000	10,000	—	—	—	—	—	—	—	—	—	—

The above forecast uses an exchange rate of CDN$1.00=US$0.98

Amounts in the above table are subject to rounding adjustments from the underlying balances

The information and analysis in this document have not been audited or reviewed and, accordingly, no assurances are provided thereon. In addition, because forecasts are dependent upon numerous assumptions regarding future events, actual results will be different than forecast, and such difference may be material.

Bowater Canadian Forest Products Inc. (“BCFPI”)

Notes to CCAA Cash Flow

13 Week Period Ending January 2, 2011

US$000s

1.	Trade Receipts are based on BCFPI’s estimate of collection terms and BCFPI’s latest sales forecast.
2.	The cash flows included in the forecast include only those BCFPI mills in Canada. No funding or dividends from foreign subsidiaries are included in the forecast.
3.	Intercompany A/P Settlements represents the reimbursement of funds disbursed on behalf of Bowater Mersey Paper Company Limited.
4.	Advances/(Repayments) from Bowater Incorporated represents amounts received pursuant to the BI/BCFPI DIP Facility to maintain sufficient liquidity.
5.	Other Receipts include the sale of woodchips, sundry mill level deposits, sales tax refunds and road tax refunds.
6.	Trade Payables represent payments for raw materials, repairs and maintenance, utilities, insurance and other costs.
7.	Freight represents disbursements in respect of costs to deliver product to customers.
8.	Payroll and Benefits represent amounts paid to employees for salaries and wages (including the related withholdings), pension payments and other benefits due under employee benefit programs. The forecast assumes that only those pension payments in respect of current service costs will be paid.
9.	Capital Expenditures are costs scheduled to be made in accordance with agreements with BCFPI’s various capital equipment suppliers and reflect requirements pursuant to BCFPI’s most recent capital expenditure budget.
10.	Interest Payments and Fees represents interest costs and renewal fees for the company’s senior secured revolving facility, the existing secured term loan and the BI/BCFPI DIP Facility. Interest on Advances from Bowater Inc. are accrued at the 1 month LIBOR rate plus 2%.
11.	Restructuring Costs represent costs related to the restructuring including transaction fees related to the DIP facility.
12.	Settlement Proceeds Held in Trust represent funds received by BCFPI pursuant to an agreement it had with Smurfit-Stone Container Canada Inc. The amount held in trust by the Monitor does not form part of the Closing Bank Balance.
13.	The Intercompany A/R Balance represents pre-filing and post-filing sales to paper customers in the United States by BCFPI through Bowater America Inc. This amount is assumed not to be stayed and is collected by BCFPI from Bowater America Inc. in the normal course. This balance represents trade A/R only and does not represent any amounts funded from BI to BCFPI pursuant to the BI/BCFPI DIP Facility.
14.	This forecast does not reflect certain cash flows which may occur as a result of BCFPI’s targeted October 2010 emergence from CCAA and Chapter 11 proceedings.